UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 10, 2012

ROCK ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23022	11-2740461
(Commission File Number)	(IRS Employer Identification No.)

310375 Richmond Street, Suite 2100, Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

(713) 954-3600
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01 Regulation FD Disclosure

On January 10, 2012, Registrant issued the press release attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and exhibits

(d) Exhibits

99.1 Press Release dated January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK ENERGY RESOURCES, INC.

	By:	/s/ Rocky V. Emery
Rocky V. Emery, Chief Executive Officer and Principal Accounting Officer

Date: January 10, 2012